Fidelity®

Real Estate High Income Fund II

Annual Report

August 31, 1993

(2_fidelity_logos)(registered trademark)

REHIFII-ANN-0201 125097
1.736070.101

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on the fund, including charges and expenses, call Jeff Gandel at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended December 31, 2000	Past 1 year	Life of fund
Fidelity Real Estate High Income II	25.83%	51.20%
ML High Yield Master	-3.79%	18.91%
NAREIT Index	25.89%	n/a*
Real Estate Funds Average	25.62%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on September 27, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's returns to the performance of the National Association of Real Estate Investment Trusts (NAREIT) Index - a market capitalization-weighted index that tracks the common shares of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ. To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 144 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Life of fund
Fidelity Real Estate High Income II	25.83%	10.18%
ML High Yield Master	-3.79%	4.15%
NAREIT Index	25.89%	n/a*
Real Estate Funds Average	25.62%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$100,000 Over Life of Fund

$100,000 Over Life of Fund: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund II on September 27, 1996, when the fund started. As the chart shows, by December 31, 2000, the value of the investment would have grown to $151,196- a 51.20% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $118,912 - an 18.91% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

An interview with Mark Snyderman, Portfolio Manager of Fidelity Real Estate High Income Fund II

Q. How did the fund perform, Mark?

A. For the 12 months that ended December 31, 2000, the fund returned 25.83%. During the same period, the NAREIT Index, maintained by the National Association of Real Estate Investment Trusts, returned 25.89%, while the real estate funds average returned 25.62% according to Lipper Inc. The fund outpaced the Merrill Lynch High Yield Master Index, a broad measure of the high-yield bond market, which returned -3.79%.

Q. What factors helped the fund perform in line with the NAREIT Index and Lipper average but significantly outperform the Merrill Lynch index during the past 12 months?

A. A rebound in the real estate investment trust (REIT) market benefited the fund, given its heavy concentration in this sector. The fund's focus on larger REITs with strong dividend growth prospects and good management helped keep the fund on par with the performance of the NAREIT Index during the period. REITs had been beaten up pretty badly during 1998 and 1999, but bounced back during the past year, in part due to a significant correction in technology stocks that sent investors to more attractively valued areas of the marketplace. This cooldown in the technology sector helped boost demand for REITs, which generally had been trading at big discounts relative to the price of their underlying assets. The fund's underweighting in retail properties - which typically suffer during a period of slowing economic growth - contributed to its slightly better performance relative to the Lipper average. Compared to the Merrill Lynch index, the fund's significantly higher exposure to better-performing REITs and commercial mortgage-backed securities (CMBS) helped it outperform. The high-yield corporate bonds that make up the bulk of the index generally suffered from both fears about a slowing economy and volatility in the equity markets.

Q. What were some of the other components of your investment strategy?

A. I continued to carry a significant underweighting in retail REITs, which tend to perform worse in a less-buoyant environment due to less consumer spending. I also gradually increased my weighting in health-care facility companies. These REITs have very high yields and I expected them to recover a bit in price in the future as their business environment improves.

Q. How did the fund's holdings in CMBS contribute to performance?

A. The fund benefited from steady spreads for high-yield CMBS, participating in several "credit wins" - owning several bonds where the credit improved appreciably - and a favorable environment for real estate-related securities in general. A neutral supply and demand environment for CMBS, particularly during the past six months, contributed to higher prices. During this stretch, a moderate new supply of high-yield CMBS was offset by an increase in demand for these securities by managers of both collateralized bond obligations and insurance company portfolios. Though spreads for high-yield CMBS did not tighten during the period, they performed better than the broader high-income benchmark because of the overall weakness in high-yield corporate bonds.

Q. What specific holdings helped boost performance? Which disappointed?

A. The fund's positions in large, well-managed REITs and real estate securities with strong earnings growth - such as Equity Office, Starwood Hotels & Resorts, CenterPoint Properties and Apartment Investment & Management - led the way, as the fundamentals of these companies turned out better than many people had expected. Turning to CMBS, several classes of SASCO 96-CFL received rating agency upgrades and appreciated in price as their credit proved better than originally expected. On the down side, Golf Trust of America was a big detractor due to difficulties in its operations. Canadian apartment company Boardwalk Equities also hurt the fund as rents didn't grow quite as fast as the market expected. Elsewhere, the fund's holdings in a couple of Franchise Mortgage Acceptance Corp. (FMAC) bonds underperformed as a result of loan defaults.

Q. What's your outlook?

A. I'm optimistic that most of the growth we've seen in the fund's real estate-related investments during the past year was warranted by the fundamentals. REIT dividend yields relative to 10-year Treasury yields seemed particularly high at the end of the period, which is a good omen for REIT stock performance. In my view, there could be another 10%-15% jump in REIT stock prices going forward before they are fairly valued. However, that growth could be tempered by any significant drop in the Standard & Poor's 500SM Index. In the REIT sector, I will continue to focus on securities with better-than-average earnings growth prospects and increasing dividend yields. In terms of CMBS, I think spreads will remain stable, allowing us to capitalize on our credit analysis and obtain our share of credit wins over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income by investing primarily in commercial mortgage-backed securities and real estate investment trusts

Start date: September 27, 1996

Size: as of December 31, 2000, more than $418 million

Manager: Mark Snyderman, since inception; joined Fidelity in 1994

3

Annual Report

Investments December 31, 2000

Showing Percentage of Net Assets

Corporate Bonds - 2.0%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 1.7%
CONSTRUCTION & REAL ESTATE - 1.7%
Real Estate Investment Trusts - 1.7%
Pinnacle Holdings, Inc. 5.5% 9/15/07 (d)	-	$ 15,645,600	$ 7,353,432
Nonconvertible Bonds - 0.3%
CONSTRUCTION & REAL ESTATE - 0.2%
Real Estate Investment Trusts - 0.2%
RCPI Trust 7.4375% 12/31/07 (e)	-	1,000,000	850,000
MEDIA & LEISURE - 0.1%
Lodging & Gaming - 0.1%
ShoLodge, Inc.:
9.55% 9/1/07	Caa2	80,000	49,600
9.75% 11/1/06	Caa2	515,000	319,300
			368,900
TOTAL CORPORATE BONDS (Cost $11,669,044)			8,572,332
Asset-Backed Securities - 0.2%

Saxon Asset Securities Trust:
8% 12/25/27 (d)	BB	400,000	355,734
8.6% 12/25/27 (d)	B	345,000	286,471
TOTAL ASSET-BACKED SECURITIES (Cost $573,925)			642,205
Collateralized Mortgage Obligations - 0.2%

Private Sponsor - 0.2%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2:
Class 2B, 7.1745% 12/29/25 (d)(e)	Ba3	631,694	310,418
Class 2C, 7.1745% 12/29/25 (d)(e)	B3	2,550,000	722,367
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,074,090)			1,032,785
Commercial Mortgage Securities - 5.3%

Artesia Mortgage CMBS, Inc. Series 1998-C1:
Class G, 6.871% 10/25/31 (d)(e)	-	999,248	608,761
Class NR, 6.423% 10/25/31 (d)(e)	-	1,499,623	478,883

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1:
Class G, 7.8245% 4/27/09 (d)(e)	BB	$ 1,790,500	$ 1,163,825
Class H, 7.8245% 10/25/22 (d)(e)	-	1,448,147	304,111
Blaylock Mortgage Capital Corp. Series 1997-A:
Class B5, 6.425% 10/15/03 (d)	B-	250,000	184,766
Class B6, 6.425% 10/15/03 (d)	CCC	250,000	144,531
Class B7, 6.425% 10/15/03 (d)	-	335,000	147,505
CS First Boston Mortgage Securities Corp.:
Series 2000 FL1:
Class H, 9.2159% 9/1/03 (f)	B2	275,000	241,398
Class J, 9.2159% 9/1/03 (f)	B3	185,000	151,295
Class K, 9.2159% 9/1/03 (f)	-	324,000	127,271
DLJ Mortgage Acceptance Corp. Series 1994-MF4 Class C, 8.5% 4/18/01 (d)	-	1,046,000	973,107
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0835% 4/1/39 (e)	-	4,000,000	3,156,068
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class F, 8.1103% 4/15/19 (d)(e)	-	919,984	275,995
Series 1998-A Class E, 7.9252% 9/15/20 (d)(e)	BB	2,500,000	250,000
JP Morgan Commercial Mortgage Finance Corp. Series 1997-C4 Class NR, 7.38% 12/26/28 (d)	-	4,885,341	1,449,573
Kidder Peabody Acceptance Corp. I Series 1994-M1 Class D, 8.1284% 7/25/01 (d)(e)	-	1,914,000	1,655,012
LB Multifamily Mortgage Trust Series 1991-4 Class A1, 8.375% 4/25/21 (e)	Caa1	363,904	291,123
Meritor Mortgage Security Corp. Series 1987-1 Class B, 9.4% 2/1/10 (d)	-	12,919,000	1,089,072
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 10.8698% 1/15/03 (d)(e)	-	2,500,000	2,333,594
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Structured Asset Securities Corp.:
Series 1995-C1 Class F, 7.375% 9/25/24 (d)	-	$ 3,000,000	$ 2,526,211
Series 1996-CFL:
Class G, 7.75% 2/25/28 (d)	BB	3,250,000	3,105,147
Class H, 7.75% 2/25/28 (d)	B	1,500,000	1,047,891
Structured Mortgage Trust weighted average coupon Series 1997-2:
Class C, 7.41% 1/30/06 (d)	-	248,973	179,260
Class D, 7.41% 1/30/06 (d)	-	306,429	191,518
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $21,823,052)			22,075,917
Complex Mortgage Securities - 0.1%

Principal Only - 0.1%
Structured Asset Securities Corp. Series 1996-CFL Class P, 0% 2/25/28 (c)(d) (Cost $229,869)	-	538,689	245,103
Common Stocks - 91.1%
	Shares
BASIC INDUSTRIES - 0.4%
Paper & Forest Products - 0.4%
Georgia-Pacific Group - Timber Group	62,800	1,880,075
CONSTRUCTION & REAL ESTATE - 88.2%
Real Estate - 3.2%
Boardwalk Equities, Inc. (a)	592,400	4,544,157
Catellus Development Corp. (a)	136,900	2,395,750
Excel Legacy Corp. (a)	1,331,700	3,162,788
LNR Property Corp.	21,400	470,800
Oxford Properties Group, Inc. (a)	119,800	1,438,367
Trammell Crow Co. (a)	102,000	1,377,000
		13,388,862
Real Estate Investment Trusts - 85.0%
Alexandria Real Estate Equities, Inc.	67,900	2,525,031
AMB Property Corp.	364,900	9,418,981
American Land Lease, Inc.	278,468	2,749,872
AMLI Residential Properties Trust (SBI)	18,700	461,656
AMRESCO Capital Trust, Inc.	203,300	1,994,881
Apartment Investment & Management Co. Class A	465,415	23,241,662
Archstone Communities Trust	401,800	10,346,350

	Shares	Value (Note 1)
Arden Realty Group, Inc.	245,700	$ 6,173,213
Avalonbay Communities, Inc.	216,900	10,872,113
Boston Properties, Inc.	220,300	9,583,050
Cabot Industrial Trust	176,300	3,382,756
Capstead Mortgage Corp.	335,100	3,644,213
CBL & Associates Properties, Inc.	167,500	4,239,844
CenterPoint Properties Trust	272,600	12,880,350
Charles E. Smith Residential Realty, Inc.	43,700	2,053,900
Chateau Communities, Inc.	14,700	447,431
Chelsea GCA Realty, Inc.	36,000	1,327,500
Clarion Commercial Holdings, Inc. Class A	14,200	102,950
Cousins Properties, Inc.	239,800	6,699,412
Crescent Real Estate Equities Co.	619,000	13,772,750
Duke-Weeks Realty Corp.	435,200	10,716,800
Eastgroup Properties, Inc.	140,800	3,150,400
Equity Office Properties Trust	1,082,539	35,317,829
Equity Residential Properties Trust (SBI)	464,439	25,689,282
Essex Property Trust, Inc.	23,400	1,281,150
First Washington Realty Trust, Inc.	71,200	1,837,850
Fortress Investment Corp. (d)	225,930	2,795,884
Franchise Finance Corp. of America	82,500	1,923,281
General Growth Properties, Inc.	368,300	13,327,856
Glenborough Realty Trust, Inc.	272,800	4,739,900
Golf Trust of America, Inc.	359,000	2,580,313
Healthcare Realty Trust, Inc.	305,800	6,498,250
Home Properties of New York, Inc.	318,717	8,904,156
Host Marriott Corp.	285,300	3,691,069
Innkeepers USA Trust	163,000	1,803,188
Kimco Realty Corp.	197,800	8,740,288
LaSalle Hotel Properties (SBI)	1,000	15,188
Liberty Property Trust (SBI)	307,100	8,771,544
LTC Properties, Inc.	408,500	1,455,281
Macerich Co.	12,500	239,844
Mack-Cali Realty Corp.	83,650	2,389,253
MeriStar Hospitality Corp.	57,300	1,128,094
Nationwide Health Properties, Inc.	52,700	678,513
Northstar Capital Investment Corp. (a)(d)	85,000	1,200,625
Pacific Gulf Properties, Inc.	121,200	742,350
Pan Pacific Retail Properties, Inc.	5,000	111,563
Philips International Realty Corp.	135,300	549,656
Pinnacle Holdings, Inc. (a)	130,460	1,182,294
Plum Creek Timber Co., Inc.	66,600	1,731,600
Prentiss Properties Trust (SBI)	44,800	1,206,800
ProLogis Trust	185,100	4,118,475
Public Storage, Inc.	521,400	12,676,538
Reckson Associates Realty Corp.	362,900	9,095,181
Senior Housing Properties Trust (SBI)	177,500	1,652,969
Simon Property Group, Inc.	240,300	5,767,200
SL Green Realty Corp.	135,800	3,802,400
Spieker Properties, Inc.	137,100	6,872,138
Sun Communities, Inc.	155,100	5,195,850
Taubman Centers, Inc.	267,500	2,925,781
United Dominion Realty Trust, Inc.	200,100	2,163,581
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - continued
Ventas, Inc.	614,500	$ 3,456,563
Vornado Operating Co. (a)	27,100	55,894
Vornado Realty Trust	465,300	17,826,806
		355,927,392
TOTAL CONSTRUCTION & REAL ESTATE		369,316,254
MEDIA & LEISURE - 2.5%
Lodging & Gaming - 2.5%
MeriStar Hotels & Resorts, Inc. (a)	702,900	1,845,113
Starwood Hotels & Resorts Worldwide, Inc. unit	249,850	8,807,213
		10,652,326
TOTAL COMMON STOCKS (Cost $340,529,224)		381,848,655
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.1%
CONSTRUCTION & REAL ESTATE - 0.1%
Real Estate Investment Trusts - 0.1%
Innkeepers USA Trust Series A, $2.16	40,000	715,000
Nonconvertible Preferred Stocks - 0.2%
CONSTRUCTION & REAL ESTATE - 0.2%
Real Estate Investment Trusts - 0.2%
Crown American Realty Trust Series A, $5.50	20,200	762,550
TOTAL PREFERRED STOCKS (Cost $2,010,000)		1,477,550
Cash Equivalents - 3.0%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.06%, dated 12/29/00 due 1/2/01 (Cost $12,434,000)	$ 12,442,375	$ 12,434,000
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $390,343,204)		428,328,547
NET OTHER ASSETS - (2.2)%		(9,405,387)
NET ASSETS - 100%		$ 418,923,160
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $31,378,796 or 7.5% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
CS First Boston Mortgage Securities Corp. Series 2000 FL1:
Class H, 9.2159% 9/1/03	12/21/00	$ 242,000
Class J, 9.2159% 9/1/03	12/21/00	$ 151,700
Class K, 9.2159% 9/1/03	12/21/00	$ 127,975
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.0%
Baa	0.0%	BBB	0.0%
Ba	0.1%	BB	1.1%
B	0.3%	B	0.4%
Caa	0.2%	CCC	0.1%
Ca, C	0.0%	CC, C	0.0%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 5.6%. FMR has determined that unrated debt securities that are lower quality account for 5.6% of the total value of investment in securities.
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $391,762,395. Net unrealized appreciation aggregated $36,566,152, of which $62,260,504 related to appreciated investment securities and $25,694,352 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $20,834,000 of which $4,711,000, $9,942,000 and $6,181,000 will expire on December 31, 2006, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $12,434,000) (cost $390,343,204) - See accompanying schedule		$ 428,328,547
Cash		14,843
Receivable for investments sold		2,371,162
Dividends receivable		1,889,530
Interest receivable		517,336
Total assets		433,121,418
Liabilities
Payable for investments purchased	$ 1,449,185
Payable for fund shares redeemed	16,148
Distributions payable	12,418,275
Accrued management fee	251,517
Other payables and accrued expenses	63,133
Total liabilities		14,198,258
Net Assets		$ 418,923,160
Net Assets consist of:
Paid in capital		$ 403,395,035
Distributions in excess of net investment income		(164,733)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,292,587)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,985,445
Net Assets, for 37,712,598 shares outstanding		$ 418,923,160
Net Asset Value, offering price and redemption price per share ($418,923,160 ÷ 37,712,598 shares)		$11.11

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 21,357,889
Special dividend from Pacific Gulf Properties, Inc.		2,666,400
Interest		4,033,007
Total income		28,057,296
Expenses
Management fee	$ 2,659,602
Transfer agent fees	85,043
Accounting fees and expenses	183,987
Non-interested trustees' compensation	1,209
Custodian fees and expenses	18,823
Registration fees	12,297
Audit	30,309
Legal	122,957
Miscellaneous	926
Total expenses before reductions	3,115,153
Expense reductions	(88,824)	3,026,329
Net investment income		25,030,967
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,323,176)
Foreign currency transactions	(1,337)	(1,324,513)
Change in net unrealized appreciation (depreciation) on:
Investment securities	60,837,185
Assets and liabilities in foreign currencies	102	60,837,287
Net gain (loss)		59,512,774
Net increase (decrease) in net assets resulting from operations		$ 84,543,741

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 25,030,967	$ 21,015,581
Net realized gain (loss)	(1,324,513)	(10,726,634)
Change in net unrealized appreciation (depreciation)	60,837,287	(14,244,415)
Net increase (decrease) in net assets resulting from operations	84,543,741	(3,955,468)
Distributions to shareholders from net investment income	(27,248,445)	(20,070,792)
Share transactions Net proceeds from sales of shares	36,300,085	157,809,888
Reinvestment of distributions	13,851,170	20,070,792
Cost of shares redeemed	(10,164,000)	(24,684,352)
Net increase (decrease) in net assets resulting from share transactions	39,987,255	153,196,328
Total increase (decrease) in net assets	97,282,551	129,170,068
Net Assets
Beginning of period	321,640,609	192,470,541
End of period (including under (over) distribution of net investment income of $(164,733) and $1,458,823, respectively)	$ 418,923,160	$ 321,640,609
Other Information Shares
Sold	3,381,008	15,428,030
Issued in reinvestment of distributions	1,250,039	2,106,648
Redeemed	(1,034,131)	(2,434,910)
Net increase (decrease)	3,596,916	15,099,768

Financial Highlights

Years ended December 31,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.430	$ 10.120	$ 12.380	$ 10.730	$ 10.000
Income from Investment Operations Net investment income	.719 D, G	.761 D	.786 D	.823 D	.214
Net realized and unrealized gain (loss)	1.710	(.806)	(2.454)	2.073	.732
Total from investment operations	2.429	(.045)	(1.668)	2.896	.946
Less Distributions
From net investment income	(.749)	(.645)	(.592)	(.721)	(.216)
In excess of net investment income	-	-	-	(.085)	-
From net realized gain	-	-	-	(.440)	-
Total distributions	(.749)	(.645)	(.592)	(1.246)	(.216)
Net asset value, end of period	$ 11.110	$ 9.430	$ 10.120	$ 12.380	$ 10.730
Total Return B, C	25.83%	(.46)%	(13.66)%	27.67%	9.52%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 418,923	$ 321,641	$ 192,471	$ 109,785	$ 52,951
Ratio of expenses to average net assets	.85%	.85%	.89%	.97%	1.42% A
Ratio of expenses to average net assets after expense reductions	.83% F	.79% F	.83% F	.94% F	1.42% A
Ratio of net investment income to average net assets	6.83%	7.57%	7.08%	6.90%	9.90% A
Portfolio turnover rate	31%	41%	65%	64%	11% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 27, 1996 (commencement of operations) to December 31, 1996.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

G Investment income per share reflects a special dividend from Pacific Gulf Properties, Inc. which amounted to $.07 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Fidelity Real Estate High Income Fund II (the fund) is a fund of Fidelity Covington Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $519,964 or 0.1% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $155,173,489 and $110,471,590, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $11,115 for the period.

5. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $74,456 under this arrangement.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $5,247 and $9,121, respectively, under these arrangements.

6. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 73% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 27% of the total outstanding shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Covington Trust and the Shareholders of Fidelity Real Estate High Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund II (a fund of Fidelity Covington Trust) at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 8, 2001

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 15, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal1

To elect a Board of Trustees.*

	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Ralph F. Cox
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Phyllis Burke Davis
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Robert M. Gates
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Edward C. Johnson 3d
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Donald J. Kirk
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

	# of Votes Cast	% of Votes Cast
Marie L. Knowles
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Ned C. Lautenbach
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395, 422,188.48	100.00

Peter S. Lynch
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

William O. McCoy
Affirmative	395,422,188.48	100.00
Against	0.00	00.0
Withheld	0.00	00.0
Abstain	0.00	00.0
TOTAL	395,422,188.48	100.00

Marvin L. Mann
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Robert C. Pozen
Affirmative	395,422,188.48	100.00
Against	0.00	00.00
Withheld	0.00	00.00
Abstain	0.00	00.00
TOTAL	395,422,188.48	100.00

Proposal 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Proposal 3
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Proposal 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Proposal 5
To approve a new sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Proposal 6
To approve a new sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Proposal 7
To modify the fund's investment objective and eliminate a fundamental investment policy of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

Proposal 8
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	395,422,188.48	100.00
Against	0.00	0.00
Withheld	0.00	0.00
Abstain	0.00	0.00
TOTAL	395,422,188.48	100.00

*Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Mark P. Snyderman, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

* Independent trustees